mast0404 – Summary

Deal Summary Report

			Assumptions			mast0404 Collateral
Settlement	29-Mar-2004	Prepay	300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	26-Apr-2004	Default	0 CDR	$147,545,326.57	5.559	352	7	5.144
		Recovery	0 Months
		Severity	0%

Tranche Name	Rating	Balance	Coupon	Principal Window	Avg Life	Dur	Yield	Spread bp	Bench	Price %	$@1bp	Accrued Int(M)	NetNet (MM)	Dated Date	Notes
1A7		13,894,000.00	5.25	04/09-08/33	10.969									01-Mar-04	FIX
1A2		731,000.00	5.25	04/09-08/33	10.969									01-Mar-04	FIX
1A3		500,000.00	5.25	04/09-08/33	10.969									01-Mar-04	FIX
1A1		110,811,000.00	5.25	04/04-07/11	3.157									01-Mar-04	FIX
1A4		7,686,000.00	5.25	04/04-01/12	5.361									01-Mar-04	FIX
1A5		3,618,468.21	5.25	01/12-09/12	8.15									01-Mar-04	FIX
1A6		10,000,000.00	5.25	09/12-08/33	12.644									01-Mar-04	FIX
PO (component2)		304,858.36	0	04/04-08/33	5.169									01-Mar-04	FIX
1A8		3,416,934.70	5.5	04/04-08/33	5.129									01-Mar-04	CPT_IO

*** 1A6: super senior; 1A2, senior support to 1A6
*** 1A7: super senior; 1A3: senior support to 1A7
*** 1A5: 1,000 X1, blue sky in all states
Master Servicer Fee: 0.025%	****PO is going to be combined w/ wac PO in goup2
****PX speed 300
**** 1A4 abd 1A5: stated maturity

Paydown Rules:

Allocate Accrual amount of 1A6 in the following order:

1. Pay 1A4 and 1A5, in that order, until retired;

2. Pay 1A6, until retired;

1. Pay 1A7, 1A2 and 1A3, pro-rata, the NAS principal distribution amount;

2. Pay 1A1, until retired;

3. Pay 1A4 and 1A5, in that order, until retired;

4. Pay 1A6, until retired;

5. Pay 1A7, 1A2 and 1A3, pro-rata, until retired

PO is paid pro-rata w/ collateral piece 1 (mast0311,1a1) (ratios:        G1 NON PO%: 99.5238095289%

                                                                                                             PO% :        0.4761904711%

balance(1A8) =   4.090909091% * (balance collateral 2(mast0310,3a1) + balance collateral3(mastr0311,2A1))

Collateral
	Deal Name	Cur Balance	Original Balance

1	mast0311,1a1	64,020,255.78	65,000,000.00
2	mast0310,3a1	76,298,548.76	78,690,000.00
3	mast0311,2a1	7,226,522.03	7,507,000.00

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A7

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	100	100	100	100	100
26-Mar-06	100	100	100	100	100
26-Mar-07	100	100	100	100	100
26-Mar-08	100	100	100	100	100
26-Mar-09	100	100	100	100	100
26-Mar-10	99	98	93	91	89
26-Mar-11	99	94	85	81	76
26-Mar-12	97	90	75	67	55
26-Mar-13	95	84	62	53	37
26-Mar-14	93	76	50	39	26
26-Mar-15	90	70	40	29	17
26-Mar-16	87	63	31	21	12
26-Mar-17	84	57	25	16	8
26-Mar-18	81	52	20	11	5
26-Mar-19	77	47	15	8	4
26-Mar-20	74	42	12	6	2
26-Mar-21	70	37	9	4	2
26-Mar-22	66	33	7	3	1
26-Mar-23	62	29	6	2	1
26-Mar-24	57	25	4	2	*
26-Mar-25	52	22	3	1	*
26-Mar-26	47	19	2	1	*
26-Mar-27	42	15	2	*	*
26-Mar-28	36	13	1	*	*
26-Mar-29	30	10	1	*	*
26-Mar-30	24	7	1	*	*
26-Mar-31	17	5	*	*	*
26-Mar-32	10	3	*	*	*
26-Mar-33	3	1	*	*	*
26-Mar-34	0	0	0	0	0

WAL	20.449	15.44	10.969	9.873	8.874
Principal Window	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any  securities or related financial instruments. No representation or warranty, either  express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures)   may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A2

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	100	100	100	100	100
26-Mar-06	100	100	100	100	100
26-Mar-07	100	100	100	100	100
26-Mar-08	100	100	100	100	100
26-Mar-09	100	100	100	100	100
26-Mar-10	99	98	93	91	89
26-Mar-11	99	94	85	81	76
26-Mar-12	97	90	75	67	55
26-Mar-13	95	84	62	53	37
26-Mar-14	93	76	50	39	26
26-Mar-15	90	70	40	29	17
26-Mar-16	87	63	31	21	12
26-Mar-17	84	57	25	16	8
26-Mar-18	81	52	20	11	5
26-Mar-19	77	47	15	8	4
26-Mar-20	74	42	12	6	2
26-Mar-21	70	37	9	4	2
26-Mar-22	66	33	7	3	1
26-Mar-23	62	29	6	2	1
26-Mar-24	57	25	4	2	*
26-Mar-25	52	22	3	1	*
26-Mar-26	47	19	2	1	*
26-Mar-27	42	15	2	*	*
26-Mar-28	36	13	1	*	*
26-Mar-29	30	10	1	*	*
26-Mar-30	24	7	1	*	*
26-Mar-31	17	5	*	*	*
26-Mar-32	10	3	*	*	*
26-Mar-33	3	1	*	*	*
26-Mar-34	0	0	0	0	0

WAL	20.449	15.44	10.969	9.873	8.874
Principal Window	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A3

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	100	100	100	100	100
26-Mar-06	100	100	100	100	100
26-Mar-07	100	100	100	100	100
26-Mar-08	100	100	100	100	100
26-Mar-09	100	100	100	100	100
26-Mar-10	99	98	93	91	89
26-Mar-11	99	94	85	81	76
26-Mar-12	97	90	75	67	55
26-Mar-13	95	84	62	53	37
26-Mar-14	93	76	50	39	26
26-Mar-15	90	70	40	29	17
26-Mar-16	87	63	31	21	12
26-Mar-17	84	57	25	16	8
26-Mar-18	81	52	20	11	5
26-Mar-19	77	47	15	8	4
26-Mar-20	74	42	12	6	2
26-Mar-21	70	37	9	4	2
26-Mar-22	66	33	7	3	1
26-Mar-23	62	29	6	2	1
26-Mar-24	57	25	4	2	*
26-Mar-25	52	22	3	1	*
26-Mar-26	47	19	2	1	*
26-Mar-27	42	15	2	*	*
26-Mar-28	36	13	1	*	*
26-Mar-29	30	10	1	*	*
26-Mar-30	24	7	1	*	*
26-Mar-31	17	5	*	*	*
26-Mar-32	10	3	*	*	*
26-Mar-33	3	1	*	*	*
26-Mar-34	0	0	0	0	0

WAL	20.449	15.44	10.969	9.873	8.874
Principal Window	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33	Apr09-Aug33

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A1

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	98	95	87	84	80
26-Mar-06	96	86	67	58	50
26-Mar-07	94	77	47	35	23
26-Mar-08	92	69	31	17	5
26-Mar-09	90	61	18	4	0
26-Mar-10	87	53	9	0	0
26-Mar-11	85	47	2	0	0
26-Mar-12	82	41	0	0	0
26-Mar-13	80	36	0	0	0
26-Mar-14	77	31	0	0	0
26-Mar-15	74	27	0	0	0
26-Mar-16	71	23	0	0	0
26-Mar-17	68	19	0	0	0
26-Mar-18	65	15	0	0	0
26-Mar-19	61	12	0	0	0
26-Mar-20	57	8	0	0	0
26-Mar-21	53	5	0	0	0
26-Mar-22	49	3	0	0	0
26-Mar-23	45	0	0	0	0
26-Mar-24	40	0	0	0	0
26-Mar-25	35	0	0	0	0
26-Mar-26	30	0	0	0	0
26-Mar-27	24	0	0	0	0
26-Mar-28	18	0	0	0	0
26-Mar-29	12	0	0	0	0
26-Mar-30	6	0	0	0	0
26-Mar-31	0	0	0	0	0

WAL	16.434	7.6	3.157	2.502	2.104
Principal Window	Apr04-Jan31	Apr04-Mar23	Apr04-Jul11	Apr04-Aug09	Apr04-Aug08

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A4

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	93	93	93	93	93
26-Mar-06	86	86	86	86	86
26-Mar-07	78	78	78	78	78
26-Mar-08	70	70	70	70	70
26-Mar-09	61	61	61	61	0
26-Mar-10	52	52	52	0	0
26-Mar-11	42	42	42	0	0
26-Mar-12	32	32	0	0	0
26-Mar-13	22	22	0	0	0
26-Mar-14	10	10	0	0	0
26-Mar-15	0	0	0	0	0

WAL	5.99	5.99	5.361	4.468	3.803
Principal Window	Apr04-Feb15	Apr04-Feb15	Apr04-Jan12	Apr04-Feb10	Apr04-Dec08

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A5

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	100	100	100	100	100
26-Mar-06	100	100	100	100	100
26-Mar-07	100	100	100	100	100
26-Mar-08	100	100	100	100	100
26-Mar-09	100	100	100	100	0
26-Mar-10	100	100	100	65	0
26-Mar-11	100	100	100	0	0
26-Mar-12	100	100	66	0	0
26-Mar-13	100	100	0	0	0
26-Mar-14	100	100	0	0	0
26-Mar-15	97	97	0	0	0
26-Mar-16	71	71	0	0	0
26-Mar-17	43	43	0	0	0
26-Mar-18	13	13	0	0	0
26-Mar-19	0	0	0	0	0

WAL	12.75	12.75	8.15	6.103	4.879
Principal Window	Feb15-Sep18	Feb15-Sep18	Jan12-Sep12	Feb10-Jul10	Dec08-Mar09

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A6

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	105	105	105	105	105
26-Mar-06	111	111	111	111	111
26-Mar-07	117	117	117	117	117
26-Mar-08	123	123	123	123	123
26-Mar-09	130	130	130	130	129
26-Mar-10	137	137	137	137	53
26-Mar-11	144	144	144	97	11
26-Mar-12	152	152	152	60	0
26-Mar-13	160	160	136	39	0
26-Mar-14	169	169	109	29	0
26-Mar-15	178	178	86	21	0
26-Mar-16	188	188	69	16	0
26-Mar-17	198	198	54	12	0
26-Mar-18	208	208	43	8	0
26-Mar-19	213	213	34	6	0
26-Mar-20	213	213	26	4	0
26-Mar-21	213	213	20	3	0
26-Mar-22	213	213	16	2	0
26-Mar-23	213	212	12	2	0
26-Mar-24	213	185	9	1	0
26-Mar-25	213	159	7	1	0
26-Mar-26	213	135	5	1	0
26-Mar-27	213	113	4	*	0
26-Mar-28	213	92	3	*	0
26-Mar-29	213	72	2	*	0
26-Mar-30	213	54	1	*	0
26-Mar-31	200	37	1	*	0
26-Mar-32	119	20	*	*	0
26-Mar-33	33	5	*	*	0
26-Mar-34	0	0	0	0	0

WAL	28.165	23.615	12.644	8.736	5.97
Principal Window	Jan31-Aug33	Mar23-Aug33	Sep12-Aug33	Jul10-Aug33	Mar09-Oct11

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Dec - 1A8

Date	1	2	3	4	5
29-Mar-04	100	100	100	100	100
26-Mar-05	99	96	90	88	85
26-Mar-06	97	90	75	68	62
26-Mar-07	96	83	60	51	42
26-Mar-08	94	76	48	37	28
26-Mar-09	92	70	38	27	19
26-Mar-10	90	65	31	20	13
26-Mar-11	89	59	24	15	8
26-Mar-12	87	55	19	11	6
26-Mar-13	84	50	16	8	4
26-Mar-14	82	46	12	6	3
26-Mar-15	80	42	10	4	2
26-Mar-16	77	38	8	3	1
26-Mar-17	74	34	6	2	1
26-Mar-18	72	31	5	2	1
26-Mar-19	69	28	4	1	*
26-Mar-20	65	25	3	1	*
26-Mar-21	62	22	2	1	*
26-Mar-22	58	20	2	*	*
26-Mar-23	55	17	1	*	*
26-Mar-24	51	15	1	*	*
26-Mar-25	46	13	1	*	*
26-Mar-26	42	11	1	*	*
26-Mar-27	37	9	*	*	*
26-Mar-28	32	8	*	*	*
26-Mar-29	27	6	*	*	*
26-Mar-30	21	4	*	*	*
26-Mar-31	15	3	*	*	*
26-Mar-32	9	2	*	*	*
26-Mar-33	2	*	*	*	*
26-Mar-34	0	0	0	0	0

WAL	18.573	10.722	5.129	3.996	3.265
Principal Window

LIBOR-1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

mast0404 - Stack Price/Yield

Settle	3/29/2004
First Payment	4/26/2004

	1	2	3	4	5
1A7
Price	90	90	90	90	90
Yield	6.181	6.355	6.613	6.709	6.818
WAL	20.449	15.440	10.969	9.873	8.874
Mod Durn	11.309	9.443	7.611	7.103	6.602
Mod Convexity	1.917	1.314	0.801	0.681	0.574
Principal Window	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33
Maturity #mos	353	353	353	353	353
1A2
Price	90	90	90	90	90
Yield	6.181	6.355	6.613	6.709	6.818
WAL	20.449	15.440	10.969	9.873	8.874
Mod Durn	11.309	9.443	7.611	7.103	6.602
Mod Convexity	1.917	1.314	0.801	0.681	0.574
Principal Window	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33
Maturity #mos	353	353	353	353	353
1A3
Price	90	90	90	90	90
Yield	6.181	6.355	6.613	6.709	6.818
WAL	20.449	15.440	10.969	9.873	8.874
Mod Durn	11.309	9.443	7.611	7.103	6.602
Mod Convexity	1.917	1.314	0.801	0.681	0.574
Principal Window	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33	Apr09 - Aug33
Maturity #mos	353	353	353	353	353
1A1
Price	90	90	90	90	90
Yield	6.341	7.153	9.078	9.950	10.753
WAL	16.434	7.600	3.157	2.502	2.104
Mod Durn	9.519	5.297	2.607	2.118	1.805
Mod Convexity	1.448	0.482	0.109	0.071	0.052
Principal Window	Apr04 - Jan31	Apr04 - Mar23	Apr04 - Jul11	Apr04 - Aug09	Apr04 - Aug08
Maturity #mos	322	228	88	65	53
1A4
Price	90	90	90	90	90
Yield	7.458	7.458	7.638	8.006	8.404
WAL	5.990	5.990	5.361	4.468	3.803
Mod Durn	4.589	4.589	4.250	3.683	3.214
Mod Convexity	0.322	0.322	0.263	0.188	0.140
Principal Window	Apr04 - Feb15	Apr04 - Feb15	Apr04 - Jan12	Apr04 - Feb10	Apr04 - Dec08
Maturity #mos	131	131	94	71	57
1A5
Price	90	90	90	90	90
Yield	6.441	6.441	6.890	7.315	7.743
WAL	12.750	12.750	8.150	6.103	4.879
Mod Durn	8.803	8.803	6.329	4.993	4.116
Mod Convexity	1.005	1.005	0.492	0.302	0.204
Principal Window	Feb15 - Sep18	Feb15 - Sep18	Jan12 - Sep12	Feb10 - Jul10	Dec08 - Mar09
Maturity #mos	174	174	102	76	60
1A6
Price	90	90	90	90	90
Yield	5.738	5.790	6.184	6.551	7.069
WAL	28.165	23.615	12.644	8.736	5.970
Mod Durn	23.468	20.928	11.486	8.088	5.723
Mod Convexity	5.839	4.606	1.472	0.744	0.359
Principal Window	Jan31 - Aug33	Mar23 - Aug33	Sep12 - Aug33	Jul10 - Aug33	Mar09 - Oct11
Maturity #mos	353	353	353	353	91
1A8
Price	90	90	90	90	90
Yield	1.145	-4.611	-16.788	-23.309	-30.242
WAL	18.573	10.722	5.129	3.996	3.265
Mod Durn	10.371	10.480	10.708	10.834	10.976
Mod Convexity	1.626	1.673	1.780	1.843	1.920
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA
Maturity #mos	353	353	353	353	353
LIBOR_1MO	1.12	1.12	1.12	1.12	1.12
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof (" UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees  (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent.  UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.